Exhibit 4

                             JOINT FILING AGREEMENT

         As of June 1, 2003 and in accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of theglobe.com, inc., a Delaware corporation, and further agree to the filing of this Agreement as an Exhibit to thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file any and all amendments to such Statement on Schedule 13D.


         The undersigned have signed this Joint Filing Agreement as of the date first written above.



                                  --------------------------------------------
                                  Michael S. Egan


                                  Dancing Bear Investments, Inc.


                                  By:
                                      -----------------------------------------
                                       Michael S. Egan
                                  Title:


                                  E & C Capital Partners, LLLP

                                  By:  E & C Capital Ventures, Inc.


                                  By:
                                      -----------------------------------------
                                  Print Name:
                                             ----------------------------------
                                  Title:
                                         --------------------------------------

                                  The Michael S. Egan Grantor Retained
                                  Annuity Trust F/B/O Sarah Egan Mooney

                                  By:
                                      -----------------------------------------
                                       Michael S. Egan, Trustee


                                  The Michael S. Egan Grantor Retained
                                  Annuity Trust F/B/O Riley Martin Michael Egan

                                  By:
                                      -----------------------------------------
                                       Michael S. Egan, Trustee


                                  The Michael S. Egan Grantor Retained
                                  Annuity Trust F/B/O Eliza Shenners Egan

                                  By:
                                      -----------------------------------------
                                      Michael S. Egan, Trustee


                                  The Michael S. Egan Grantor Retained
                                  Annuity Trust F/B/O Catherine Lewis Egan

                                  By:
                                      -----------------------------------------
                                      Michael S. Egan, Trustee


                                  The Michael S. Egan Grantor Retained Annuity
                                  Trust F/B/O Teague Michael Thomas Egan

                                  By:
                                      -----------------------------------------
                                      Michael S. Egan, Trustee